SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

March 16, 2015

Date of Report (Date of Earliest Event Reported)

EFH Group, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55175	20-8594615
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Water Street, 7th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

(212) 742-5000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Form 8-K, filed March 16, 2015, is being filed solely to incorporate the appropriate press release, which has been revised for clarity.  No other changes have been made.

Item 8.01 - Other Events

On March 16, 2015, the Company announced that it was launching a new internet initiative that will connect consumers with financial professionals across a range of service lines.

This service will be free for consumers.  The services include, but are not limited to: retirement, insurance, financial planning, tax, trusts and estates, real estate, and other financial advisory services.

The Company will not offer any financial products to consumers and is therefore not subject to regulation.  Instead, the Company helps independent financial firms to attract new clients.

Item 9.01 – Exhibits

Ex 99.1 – Press release dated March 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EFH Group, Inc.

By:      /s/ Christopher Daniels

Dated:

March 17, 2015

Christopher Daniels

Chief Executive Officer

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